CNF INC.
                          EXECUTIVE SEVERANCE PLAN
                (Amended and Restated as of January 1, 2006)

                              Table of Contents

          1.  Definitions...............................1
          2.  Severance Payments and Benefits...........7
          3.  Notice of Termination.....................9
          4.  Plan Administration.......................9
          5.  Plan Modification or Termination.........10
          6.  General Provisions.......................10
          Exhibit A - Waiver and Release of Claims.....12
          Exhibit B - Adoption Agreement...............14

1.   DEFINITIONS. As hereinafter used:

     "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, including any Business Unit.

     "Annual Bonus" means the annual bonus payable with respect to a calendar year under the ICP (Incentive Compensation Plan) applicable to an Executive or other applicable annual bonus arrangement, determined as if such Annual Bonus had been earned to the extent of 100% of the Executive's target bonus opportunity, as opposed to the maximum 200%. The Annual Bonus does not include any amount payable under the CNF Inc. Value Management Plan or any other long-term incentive plan.

     "Board" means the Board of Directors of the Company.

     "Business Unit" is defined in Section 2 of the EIP.

     "Cause" for termination by the Employer of the Executive's employment means (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Employer (other than any such failure resulting from the Executive's incapacity due to disability, including physical or mental illness or any such actual or anticipated failure after the issuance by the Executive of a notice of intent to terminate employment for Good Reason, as provided in the definition of Good Reason) after a written demand for substantial performance is delivered to the Executive by the Employer's Chief Executive Officer, which demand specifically identifies the manner in which the Chief Executive Officer believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Employer, the Company or an Affiliate, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Employer, the Company or an Affiliate. In the event of a dispute concerning the application of this provision, no claim by the Employer that Cause exists shall be given effect unless the Employer establishes (iii) to the Plan Administrator and (iv) in the event of an arbitration to resolve the dispute, to the arbitrator, by clear and convincing evidence that Cause exists.

     "Change in Control" means the occurrence of any one of the events described in clauses (a) through (d) of the definition of "Change in Control" in Section 2 of the EIP or the occurrence of the event described in the following clause (e), which shall apply for purposes of this Plan instead of clause (e) of the definition of "Change in Control" in Section 2 of the EIP:

     (e) Disposition of a Business Unit. There is consummated the Disposition of a Business Unit; provided, however, that this clause
          (e) shall apply only to an Executive who immediately prior to the Disposition of a Business Unit was employed by (and on the payroll of) the Business Unit that was the subject of the Disposition of a Business Unit.

     The following Examples illustrate clause (e):

          Example 1. The ownership interests of Business Unit X are sold to an unrelated purchaser. Executive A was employed by (and on the payroll of) Business Unit X immediately prior to the sale. A Change in Control has taken place with respect to Executive A.

          Example 2. The assets of Business Unit Y are sold to an unrelated purchaser. Executive B was employed by (and on the payroll of) Business Unit Y immediately prior to the sale. A Change in Control has taken place with respect to Executive B.

          Example 3. Executive C is employed by (and on the payroll of) a Business Unit as described in either Example 1 or 2, except that Executive C remains employed by (and on the payroll of) a Business Unit that continues to be a Business Unit of the Company following the sale. A Change in Control has taken place with respect to Executive C.

     Because the EIP is not intended to serve the same purpose as the Plan, whether a "Change in Control" has taken place under the EIP does not determine whether benefits are payable under the Plan. For example, in Example 3, a Change in Control took place for Executive C under the Plan, but no Change in Control took place for Executive C under the EIP. If Executive C terminates employment six months after the Change in Control occurred under the Plan, Executive C may or may not be entitled to benefits under the Plan, depending on the facts surrounding the termination of employment. However, no Change in Control would take place under the EIP with respect to Executive C under the facts of Example 3, whether or not benefits are due under the Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Company" means CNF Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     "Disposition of a Business Unit" is defined in Section 2 of the EIP.

     "EIP" means the CNF Inc. 1997 Equity and Incentive Plan, as amended from time to time, or any successor plan.

     "Eligible Executive" means an Executive who, immediately prior to a Change in Control (i) is an employee of (and on the payroll of) the Employer, (ii) is not a party to an individual employment or severance agreement with the Employer, and (iii) occupies a position that has been classified within the CNF Inc. executive level salary grade structure.

     "Employer" means the Company or any subsidiary of the Company that adopts the Plan with the written approval of the Company. A draft adoption form is attached as Exhibit B. The Employer also includes any successor company that assumes the Plan or a portion of the Plan. An Employer will cease to be an Employer with respect to future periods if
     (i) it withdraws from the Plan by notice to the Company, (ii) it ceases to be a subsidiary of the Company or (iii) the Company notifies it that it is no longer an Employer.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     "Executive" means an individual who, immediately prior to a Change in Control, is an Eligible Executive.

     "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control of any one of the following acts by the Employer, or failures by the Employer to act, unless such act or failure to act is corrected within 30 days of receipt by the Employer of notice of the Executive's intent to terminate for Good Reason hereunder:

     (1) the failure of the successor company, following the Change in Control, to assume the Plan (or that portion of the Plan that applies to the Business Unit affected by the Change in Control) and all obligations thereunder, as of the date of such Change in Control;

     (2) the assignment to the Executive of duties inconsistent with the Executive's status as an executive of the Employer or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

     (3) a reduction by the Employer in the Executive's base salary, cash bonus opportunity, or long-term incentive opportunity, each as in effect immediately prior to the Change in Control or as the same may thereafter be increased from time to time;

     (4) the relocation of the Executive's principal place of employment to a location that results in an increase in the Executive's one-way commute of at least 50 miles more than the Executive's one way commute immediately prior to the Change in Control,

     (5) a substantial increase in the Executive's business travel obligations from the Executive's business travel obligations immediately prior to the Change in Control;

     (6) the failure by the Employer to pay to the Executive when due any portion of the Executive's current compensation;

     (7) the failure by the Employer to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Employer's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change in Control (except for across-the-board changes similarly affecting all or substantially all employees of the Employer and any entity in control of the Employer), the taking of any other action by the Employer which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to the Change in Control, or the failure by the Employer to provide the Executive with the number of paid vacation days or PTO days (days of paid time off) to which the Executive was entitled.

     If a Change in Control takes place with respect to the Executive solely because of the Disposition of a Business Unit as described in clause (e) of the definition of Change in Control in this Plan and the Executive continues to be employed by the Company or an Affiliate, but the position the Executive previously held is no longer needed, then, for purposes of determining whether there is a substantial adverse alteration in the nature or status of the Executive's responsibilities under clause (2) above, all the facts and circumstances shall be taken into account, and no single or selected set of facts shall be determinative. In particular, if the Executive receives a bona fide offer of a new or different position with the Company or an Affiliate, the fact or set of facts that, under the Executive's new or different position, fewer employees may be supervised and/or fewer functional areas may be within the Executive's span of control shall not be determinative.

     The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to disability, including physical or mental illness, except as provided in the penultimate paragraph of the definition of Severance.

     If Good Reason first occurs during the last 30 days of the one-year period specified in the definition of "Severance" and the Executive gives notice of the Executive's intent to terminate for Good Reason before the expiration of such period, the correction period referred to in the first sentence of this definition of Good Reason shall end on the date of termination specified in Section 3.3(2).

     The Executive's continued employment after Good Reason occurs shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

     "Person" means any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) the Company or its Affiliates,
     (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock).

     "Plan" means this CNF Inc. Executive Severance Plan, as amended from time to time.

     "Plan Administrator" means, prior to a Change in Control, the person or persons appointed from time to time by the Board (for all purposes or for specific purposes stated by the Board) and following a Change in Control, a committee consisting of three persons, at least two of whom were directors or executive officers of the Company immediately prior to the Change in Control (for all purposes).

     "Potential Change in Control" shall be deemed to have occurred if:

     (1) the Company or any Affiliate enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

     (2) the Company or any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act publicly announces an intention to take or to consider actions, including but not limited to proxy contests or consent solicitations, which, if consummated, would constitute a Change in Control;

     (3) any Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of the common stock, par value $0.625 per share, of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates); or

     (4) the Board or the Board of Directors of the Employer if the Employer is other than the Company adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

     If the Potential Change in Control referred to in clause (1) or (2) would arise because of an event described in clause (e) in the definition of Change in Control, the Potential Change in Control shall apply only to Executives who are employed by (and on the payroll of) the Business Unit that would be the subject of the Disposition of a Business Unit.

     "Severance" means the termination of an Executive's employment with the Employer on or within one year immediately following the date of the Change in Control (subject to extension pursuant to Section 3.3(2)), (i) by the Employer other than for Cause, or (ii) by the Executive for Good Reason.

     For purposes of this Plan, an Executive's employment shall be deemed to have been terminated following a Change in Control by the Employer without Cause or by the Executive with Good Reason if (i) the Executive's employment is terminated by the Employer without Cause following a Potential Change in Control but prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company or Affiliate the consummation of which would constitute a Change in Control, (ii) the Executive terminates employment for Good Reason following a Potential Change in Control but prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person; or (iii) the Executive's employment is terminated by the Employer without Cause or by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs). For purposes of this paragraph, a Change in Control shall be deemed to have occurred for purposes of the definition of Good Reason if a Potential Change in Control has occurred or if the termination or the circumstance or event which would constitute Good Reason if a Change in Control had occurred is in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

     An Executive will not be considered to have incurred a Severance (i) if the Executive's employment is discontinued by reason of the Executive's death or disability, including a physical or mental condition causing such Executive's inability to substantially perform the Executive's duties with the Employer for a period of six consecutive months or (ii) by reason of the divestiture of a facility, sale of a business or business unit, or the outsourcing of a business activity with which the Executive is affiliated, notwithstanding the fact that such divestiture, sale or outsourcing constitutes, or takes place within one year following, a Change in Control, if the Executive is offered a position with the successor company that, if accepted, would not give rise to Good Reason, and such successor company agrees to assume the obligations of this Plan with respect to such Executive.

     If any benefits provided to an Executive under the Plan are treated as deferred compensation subject to Code section 409A, the Executive will not be considered to have incurred a Severance until the Executive incurs a "separation from service," becomes "disabled," or dies;
     provided, however, that if an "unforseeable emergency" occurs, the Severance Payment may be made to the extent permitted by Code section 409A(a)(2)(B)(ii)(II). (The terms quoted in the immediately-preceding sentence have the meanings set forth in Code section 409A(a)(2)(A).)

     "Severance Benefits" means:

     (1) life, disability and accident benefits substantially similar to those provided to the Executive and the Executive's dependents immediately prior to the Severance or, if more favorable to the Executive, immediately prior to the Change in Control, at no greater cost to the Executive than the cost to the Executive immediately prior to the Severance or the Change in Control; provided, however, that, unless the Change in Control took place because of the event described in clause (e) of the definition of Change in Control in this Plan, the Employer may apply to such benefits any across the board changes similarly affecting all or substantially all employees participating in such benefits;

     (2) health and dental benefits provided to the Executive and the Executive's dependents under the Company's health and dental plan as in effect immediately prior to the Severance or, if more favorable to the Executive, those provided to the Executive and the Executive's dependents immediately prior to the Change in Control, at no cost to the Executive; and

     (3) outplacement services determined by the Company to be suitable to the Executive's position, at no cost to the Executive;

     in each case for a period of one year following such Executive's Severance Date; provided, however, that

     (4) benefits otherwise receivable pursuant to (1) and (2) shall be reduced to the extent benefits of the same type are received by or made available to the Executive or the Executive's dependents following the Executive's termination of employment (and any such benefits shall be reported to the Employer by the Executive);

     (5) the Employer shall reimburse the Executive for the excess, if any, of the cost to the Executive of benefits received or made available pursuant to (1) and (2) over such cost immediately prior to the Severance or, if more favorable to the Executive, immediately prior to the Change in Control;

     (6) if the Executive dies, the Employer shall continue to provide the Executive's dependents with the benefits otherwise receivable pursuant to (1) and (2) on the same basis as if the Executive had survived; and

     (7) if any such benefits are treated as deferred compensation subject to Code section 409A, the Executive shall pay the full cost of such benefits for the first six months after the Severance Date and the Employer shall reimburse the Executive for such payments as soon as practicable thereafter.

     "Severance Date" means the date on which an Executive incurs a Severance, which should be the date of termination as determined under
     Section 3.3.

     "Severance Payment" means a payment, in lieu of any other severance payment or benefit pursuant to any other plan or agreement of the Employer, the Company or any Affiliate to which the Executive is otherwise entitled, of an amount equal to the sum of (i) the Executive's annual base salary immediately prior to the time of Severance or, if higher, in effect immediately prior to the Change in Control and (ii) the Executive's Annual Bonus for the calendar year in which the Change in Control occurred.

2.   SEVERANCE PAYMENTS AND BENEFITS.

     2.1 An Executive who incurs a Severance shall be entitled to receive from the Employer (i) the Severance Payment and (ii) Severance Benefits. If the Employer is not the Company, the Employer does not provide the Severance Payment and the Severance Benefits and the Severance is related to a Change in Control or a Potential Change in Control that occurred other than because of the Disposition of a Business Unit as provided in clause (e) of the definition of Change in Control, the Company shall fulfill the obligations of the Employer under the Plan, and the Executive need not exhaust the remedies provided in Section 2.4 and 2.5 against the Employer before being entitled to receive the Severance Payment and the Severance Benefits from the Company.

     2.2 The Employer shall pay the Severance Payment to the Executive in a cash lump sum, on the date that is 6 months after the Severance Date or as soon as practicable thereafter, but in no event later than 10 business days immediately following such date.

     2.3 No Executive shall be eligible to receive a Severance Payment or Severance Benefits under the Plan unless the Executive (or, in the event of the death of the Executive, the executor, personal representative or administrator of the Executive's estate) first executes and delivers to the Employer, within 6 months after the Severance Date, a written release substantially in the form attached as Exhibit A hereto.

     2.4 In the event that any person believes that he or she is not receiving the full benefits to which he or she is entitled under this Plan, such person may make a claim to the Plan Administrator, and the claims procedure set forth in Section 8 of the EIP shall apply with the Plan Administrator treated as the Committee).

     2.5 Any further dispute or controversy arising under or in connection with the Plan which remains after the final decision of the Plan Administrator as contemplated by Section 2.4 shall be finally settled exclusively by arbitration in San Francisco, California, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the clear and convincing evidentiary standard set forth in the definition of Cause in this Plan shall apply; and provided further, that the arbitrator shall apply the applicable provisions of ERISA, and applicable regulations adopted thereunder, in such arbitration proceeding. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     2.6 The Employer shall pay to the Executive all legal fees and expenses incurred by the Executive in seeking in good faith to obtain or enforce any benefit or right provided by this Plan. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Employer reasonably may require. The Employer shall not be obligated to pay legal fees and expenses incurred by any person other than the Executive. However, the Employer shall be obligated to pay legal fees and expenses incurred by the Executive on behalf of the Executive's dependents and legal fees and expenses incurred by the estate of the Executive on behalf of the Executive or the Executive's dependents.

     2.7 The Employer shall be entitled to withhold from amounts to be paid to the Executive hereunder any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold.

     2.8 The Employer agrees that, if the Executive's employment with the Employer terminates during the one year period following a Change in Control that is applicable to the Executive, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive hereunder. Further, the amount of any payment or benefit provided for in this Plan shall not be reduced (except as provided in clause (4) of the definition of Severance Benefits) by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Employer, or otherwise.

     2.9 This Plan shall apply to an Executive employed by Vector SCM, LLC ("Vector") with the following changes:

          (1) This Plan shall be interpreted as if Vector were an Employer even though Vector has not adopted the Plan. However, the obligations of Vector as Employer shall be fulfilled by the Company, not by Vector.

          (2) The term "Executive" shall be redefined as an individual who, immediately prior to a Change in Control, (i) is an employee of Vector, (ii) is not a party to an individual employment or severance agreement with the Company or an Affiliate, and
               (iii) occupies a position that has been classified as within the CNF Inc. executive level salary grade structure.

          (3) Clause (e) of the definition of Change in Control in this Plan shall not apply to the Executive.

3.   NOTICE OF TERMINATION.

     3.1 Any purported termination of an Executive's employment (other than by reason of death) on or within one year immediately following the date of a Change in Control (subject to extension pursuant to
          Section 3.3(2)) shall be communicated by written notice of termination from the Executive to the Employer (if the termination is for Good Reason) or the Employer to the Executive (whether or not the termination is for Cause) in accordance with Section 6.9.

     3.2 The notice of termination shall indicate the specific provisions in the Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     3.3 The notice of termination shall specify the date of termination which, in the case of a termination by the Employer, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than thirty (30) days nor more than sixty (60) days, respectively, from the date such notice of termination is given.

          (1) Once the Employer or the Executive has specified a date of termination in a notice of termination, the date of termination cannot be changed by the Employer or the Executive except by mutual consent.

          (2) The date of termination must be at least 30 days after the notice of termination unless the termination is for Good Reason and Good Reason first occurs during the last 30 days of the one-year period immediately following the date of a Change in Control, in which event the date of termination shall be
               (i) the end of such one-year period if the Employer receives notice of the Executive's intent to terminate for Good Reason ten days or more before the end of the one-year period or (ii) the later of ten days after receipt by the Employer of notice of the Executive's intent to terminate for Good Reason or five days after the end of such one-year period if the Employer does not receive notice of the Executive's intent to terminate for Good Reason ten days or more before the end of the one-year period.

4.   PLAN ADMINISTRATION.

     4.1 The Plan shall be interpreted, administered and operated by the Plan Administrator, who shall have complete authority, in its sole discretion subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan.

     4.2 All questions of any character whatsoever arising in connection with the interpretation of the Plan or its administration or operation shall be submitted to and settled and determined by the Plan Administrator in an equitable and fair manner in accordance with the procedure for claims and appeals described in Section 2.4. Subject to the rights to arbitration provided in Section 2.5 hereof, any such settlement and determination shall be final and conclusive, and shall bind and may be relied upon by the Employer, each of the Executives and all other parties in interest.

     4.3 The Plan Administrator may delegate any of its duties hereunder to such person or persons as it may designate from time to time.

     4.4 The Plan Administrator is empowered, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan. All reasonable expenses thereof shall be borne by the Employer.

5.   PLAN MODIFICATION OR TERMINATION.

     The Plan may be amended or terminated by the Board or a duly appointed committee of the Board at any time; provided, however, that during the pendency of and within six (6) months following the cessation of a Potential Change in Control and within one year following a Change in Control, the Plan may not be terminated nor may any amendment be adopted which is in any manner adverse to the interests of Executives.

6.   GENERAL PROVISIONS.

     6.1 Except as otherwise provided herein or by law, no right or interest of any Executive under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Executive under the Plan shall be liable for, or subject to, any obligation or liability of such Executive. When a payment is due under this Plan to an Executive who is unable to care for his or her affairs, payment may be made directly to the Executive's legal guardian or personal representative.

     6.2 If the Employer, the Company or any Affiliate is obligated pursuant to applicable law or by virtue of being a party to a contract
          (other than this Plan) to pay severance pay, a termination indemnity, notice pay or the like or if the Employer, the Company or any Affiliate is obligated by law to provide advance notice of separation ("Notice Period"), then any Severance Payment hereunder shall be reduced by the amount of any such severance pay, termination indemnity, notice pay or the like, as applicable, and by the amount of any compensation received during any Notice Period.

     6.3 Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Executive, or any person whomsoever, the right to be retained in the service of the Employer, and all Executives shall remain subject to discharge to the same extent as if the Plan had never been adopted.

     6.4 If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

     6.5 If any provision of this Plan would cause compensation to be includible in an Executive's income pursuant to Code section 409A(a)(1)(A), such provision shall be void, and the Board or a duly appointed committee of the Board shall amend the Plan retroactively in such a way as to achieve substantially similar economic results without causing such inclusion. In any event, the Executive will be solely responsible for any adverse tax consequences to the Executive.

     6.6 This Plan shall be binding upon and shall inure to the benefit of and be enforceable by the Employer and its successors and assigns, and by each Executive and by the personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees of each Executive. If any Executive shall die while any amount would still be payable to such Executive (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executors, personal representatives or administrators of the Executive's estate.

     6.7 The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

     6.8 The Plan shall not be funded. No Executive shall have any right to, or interest in, any assets of any Employer which may be applied by the Employer to the payment of benefits or other rights under this Plan.

     6.9  All notices and all other communications provided for in this  Plan
          (i) shall be in writing, (ii) shall be hand delivered, sent by overnight courier or by United States registered mail, return receipt requested and postage prepaid, addressed, in the case of the Employer, to the principal office of the Employer, attention President, and in the case of the Company, to 2855 Campus Drive, San Mateo, California 94403, attention General Counsel, and in the case of an Executive, to the last known address of such Executive, and (iii) shall be effective only upon actual receipt.

     6.10 This Plan shall be construed and enforced according to the laws of the State of Delaware (without giving effect to the conflict of laws principles thereof) to the extent not preempted by federal law, which shall otherwise control.

                          CNF Inc.


                          By:______________________________________
                                  Jennifer W. Pileggi
                          Senior Vice President, General Counsel and
                          Secretary
                          CNF Inc. Executive Severance Plan
                          Executed: ___________________









                                                                    EXHIBIT A

                        WAIVER AND RELEASE OF CLAIMS

In consideration of, and subject to, the payment to be made to me by ____________ (the "Employer") of the "Severance Payment" (as defined in the CNF Inc. Executive Severance Plan (the "Plan")), I hereby waive any claims I may have for employment or re-employment by the Employer or any parent or subsidiary of the Employer after the date hereof, and I further agree to and do release and forever discharge the Employer and any parent or subsidiary of the Employer, and their respective past and present officers, directors, shareholders, insurers, employees and agents from any and all claims and causes of action, known or unknown, arising out of or relating to my employment with the Employer or any parent or subsidiary of the Employer, or the termination thereof, including, but not limited to, wrongful discharge, breach of contract, tort, fraud, the Civil Rights Acts, Age Discrimination in Employment Act, Employee Retirement Income Security Act of 1974, Americans with Disabilities Act, or any other federal, state or local legislation or common law relating to employment or discrimination in employment or otherwise.

Notwithstanding the foregoing or any other provision hereof, nothing in this Waiver and Release of Claims shall adversely affect (i) my rights to Severance Benefits under the Plan; (ii) my rights to benefits other than severance payments or benefits under plans, programs and arrangements of the Employer or any parent or subsidiary of the Employer; or (iii) my rights to indemnification under any indemnification agreement, applicable law or the certificates of incorporation or bylaws of the Employer or any parent or subsidiary of the Employer, (iv) my rights under any director's and officers' liability insurance policy covering me, (v) my workers compensation rights, or (vi) my unemployment insurance rights.

I acknowledge that I have signed this Waiver and Release of Claims voluntarily, knowingly, of my own free will and without reservation or duress, and that no promises or representations have been made to me by any person to induce me to do so other than the promise of payment set forth in the first paragraph above and the Employer's acknowledgment of my rights reserved under the second paragraph above.

I understand that this release will be deemed to be an application for benefits under the Plan and that my entitlement thereto shall be governed by the terms and conditions of the Plan. I expressly hereby consent to such terms and conditions.

I acknowledge that I have been given not less than forty-five (45) days to review and consider this Waiver and Release of Claims (unless I have signed a written waiver of such review and consideration period), and that I have had the opportunity to consult with an attorney or other advisor of my choice and have been advised by the Company to do so if I choose. I may revoke this Waiver and Release of Claims seven days or less after its execution by providing written notice to the Employer.

I acknowledge that it is my intention and the intention of the Employer in executing this Waiver and Release of Claims that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, I hereby expressly waive any and all rights and benefits conferred upon me by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE, to the extent applicable to me, and expressly I consent that this Waiver and Release of Claims shall be given full force and effect according to each and all of its express terms and provisions, including as well those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

I acknowledge that I may hereafter discover claims or facts in addition to or different from those which I now know or believe to exist with respect to the subject matter of this Waiver and Release of Claims and which, if known or suspected at the time of executing this Waiver and Release of Claims, may have materially affected this settlement.

Finally, I acknowledge that I have read this Waiver and Release of Claims and understand all of its terms.


             ________________________________________________________________
                               Signature of Executive

             ________________________________________________________________
                               Print Name

             ________________________________________________________________
                               Date Signed











                                                                    EXHIBIT B





                      CNF INC. EXECUTIVE SEVERANCE PLAN

                             ADOPTION AGREEMENT



_________________ hereby adopts the CNF Inc. Executive Severance Plan, effective January 1, 2006.

                          _________________



                          By: __________________________________
                          Dated:


CNF Inc. hereby approves the adoption of the CNF Inc. Executive Severance Plan by _________________, effective January 1, 2006.

                          CNF INC.



                          By: ___________________________________
                          Dated: